EXHIBIT 10.1


                                    DEBENTURE

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER RULE 504 OF REGULATION D PROMULGATED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

CDN $100,000.00                                                 OCTOBER 13, 2009



                            5% CONVERTIBLE DEBENTURE


         THIS DEBENTURE of American Exploration Corporation, a corporation organized under the laws of the State of Nevada (the "Company"), in the aggregate principal amount of One Hundred Thousand Dollars (Cdn $100,000), is designated as the $100,000 5% Convertible Debenture (the "Debenture").

         FOR VALUE RECEIVED, except as otherwise provided herein, the Company promises to pay to DMS Ltd. (the "Holder"), the principal sum of which One Hundred Thousand Canadian Dollars ($100,000), on or prior to the Maturity Date as defined herein, and to pay interest to the Holder on the principal sum at the rate of five percent (5%) per annum. Except as otherwise provided herein, interest shall accrue daily commencing on the Issuance Date (as defined in Section 1 below) in the form of cash or common stock of the Company selected by the Holder, until payment in full of the principal sum, together with all accrued and unpaid interest, has been made or duly provided for.

         This Debenture is subject to the following additional provisions:

         SECTION 1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

         "Conversion Date" shall have the meaning set forth in Section 4(a) hereof.

         "Conversion Ratio" means, at any time, a fraction, the numerator of which is the then outstanding principal amount represented by the Debenture plus accrued but unpaid interest thereon, and the denominator of which is the conversion price at such time.

         "Issuance Date" shall mean the date of the first issuance of this Debenture.


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         "Maturity  Date"  shall  mean the  earlier  of:  (i) that date when the
Company is able to meet the insolvency test (i.e, when the Company has sufficient funds in its cash account to meet its obligations as they arise on a daily basis, which shall be determined by management in good faith); or (ii) January 13, 2010.

         "Notice of Conversion" shall have the meaning set forth in Section 4(a) hereof.

         SECTION 2.        EVENTS OF DEFAULT AND REMEDIES.

         I. "Event of Default," when used herein, means any one of the following events (whatever the reason and whether any such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

         (a) any default in the payment of the principal of or interest on this Debenture as and when the same shall become due and payable either at the Maturity Date, by acceleration, conversion, or otherwise;

          (b) the Company shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of, this Debenture, and such failure or breach shall not have been remedied within five
(5) Business Days of its receipt of notice of such failure or breach;

         (c) the Company or any of its subsidiaries shall commence a voluntary case under the United States Bankruptcy Code as now or hereafter in effect or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Company under the Bankruptcy Code and the petition is not controverted within thirty (30) days, or is not dismissed within sixty (60) days, after commencement of the case; or a "custodian" (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or any substantial part of the property of the Company or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or there is commenced against the Company any such proceeding which remains undismissed for a period of sixty (60) days; or the Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of thirty (30) days; or the Company makes a general assignment for the benefit of creditors; or the Company shall fail to pay, or shall state in writing that it is unable to pay its debts generally as they become due; or the Company shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or the Company shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company for the purpose of effecting any of the foregoing;


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         (d) the  Company  shall  default  in any of its  obligations  under any mortgage, indenture or instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness of the Company in an amount
exceeding  One  Hundred  Thousand  Dollars  (Cdn   $100,000.00),   whether  such
indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

         (e) the Company shall have its Common Stock deleted or delisted, as the case may be, from the OTCBB or other national securities exchange or market on which such Common Stock is listed for trading or suspended from trading thereon;

         (f) notwithstanding anything herein to the contrary, but subject to the limitations set forth in the Debenture, the Company shall fail to deliver to the Holder share certificates representing the shares of Common Stock to be issued upon conversion of any or all of a portion of the Debenture within three (3) business days after to the Company's receipt of notice from the Holder to the Company;

         II. (a) If any Event of Default occurs, and continues beyond a cure period, if any, then the Holder may, by written notice to the Company, accelerate the payment due under this Debenture by declaring all amounts so due under this Debenture, whereupon the same shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are waived by the Company, notwithstanding anything contained herein to the contrary, and the Holder may immediately and without expiration of any additional grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law.

         (b) The Holder may thereupon proceed to protect and enforce its rights either by suit in equity and/or by action at law or by other appropriate proceedings whether for the specific performance (to the extent permitted by law) of any covenant or agreement contained in this Debenture or in aid of the exercise of any power granted in this Debenture, and proceed to enforce the payment of any of the Debenture held by it, and to enforce any other legal or equitable right of such Holder.

         (c) Except as expressly provided for herein,  the Company  specifically
(i) waives all rights it may have (A) to notice of nonpayment, notice of default, demand, presentment, protest and notice of protest with respect to any of the obligations hereunder or the shares of Common Stock and (B) notice of acceptance hereof or of any other action taken in reliance hereon, notice and opportunity to be heard before the exercise by the Holder of the remedies of self-help, set-off, or other summary procedures and all other demands and notices of any type or description except for cure periods, if any; and (ii) releases the Holder, its officers, directors, agents, employees and attorneys from all claims for loss or damage caused by any act or failure to act on the part of the Holder, its officers, attorneys, agents, directors and employees except for gross negligence or willful misconduct.


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


         III. To effectuate the terms and provision of this Debenture, the Holder may give notice of any default to the Attorney-in-Fact as set forth herein and give a copy of such notice to the Company and its counsel, simultaneously, and request the Attorney-in-Fact to comply with the terms of this Debenture.

         SECTION 3.        CONVERSION.

         (a) The unpaid principal amount of this Debenture shall be convertible into shares of Common Stock at the price of $0.50 per share, at the option of the Holder, in whole or in part, at any time, commencing on the Issuance Date. Such shares of Common Stock shall be with restriction and issued pursuant to Rule 506 of Regulation D of the Securities Act. The Holder shall effect conversions by surrendering the Debenture to be converted to the Company together with the form of notice attached hereto ("Notice of Conversion") in the manner set forth in Section 3(h) hereof. Each Notice of Conversion shall specify the principal amount of Debenture to be converted and the date on which such conversion is to be effected (the "Conversion Date") which date shall not be less than one (1) Business Day after the date on which the Notice of Conversion is delivered to the Company. Subject to the last paragraph of Section 3(b) hereof, each Notice of Conversion, once given, shall be irrevocable. If the Holder is converting less than all of the principal amount represented by the Debenture tendered by the Holder in the Notice of Conversion, the Company shall deliver to the Holder a new Debenture for such principal amount as has not been converted within one (1) Business Day of the Conversion Date.

         (b) Not later than one (3) Business Days after the Conversion Date, the Company shall deliver to the Holder: (i) a certificate or certificates representing the number of shares of Common Stock being acquired upon the conversion of the Debenture, and once the Debenture so converted in part shall have been surrendered to the Company, the Company shall deliver to the Holder a Debenture in the principal amount of the Debenture not yet converted; PROVIDED, HOWEVER, that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon conversion of the Debenture, until the Debenture is either delivered for conversion to the Company or any transfer agent for the Debenture or Common Stock, or the Holder notifies the Company that such Debenture has been lost, stolen or destroyed and provides an affidavit of loss and an agreement reasonably acceptable to the Company indemnifying the Company from any loss incurred by it in connection with such loss, theft or destruction. In the case of a conversion pursuant to a Notice of Conversion, if such certificate or certificates are not delivered by the date required under this Section 4(b), the Holder shall be entitled, upon providing written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event, the Company shall immediately return the Debenture tendered for conversion.

                  (ii) If the Company, at any time while the Debenture is outstanding: (a) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock payable in shares of its capital stock (whether payable in shares of its Common Stock or of capital stock of any class); (b) subdivide outstanding shares of Common Stock into a larger number of shares; (c) combine outstanding shares of Common Stock into a smaller number of shares; or (d) issue by reclassification any shares of capital stock of the Company, the Conversion Price as applied in Section 4(c)(i) shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock of the Company outstanding immediately before such event and the


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


denominator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such event. Any adjustment made pursuant to this Section 3(c)(ii) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification, provided that no adjustment shall be made if the Company does not complete such dividend, distribution, subdivision, combination or reclassification.

                  (iii) In case of any reclassification of the Common Stock, any consolidation or merger of the Company with or into another person, the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then the holder of Debenture then outstanding shall have the right thereafter to convert such Debenture only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange (except in the event the property is cash, then the Holder shall have the right to convert the Debenture and receive cash in the same manner as other stockholders), and the Holder shall be entitled upon such event to receive such amount of securities or property as the holder of shares of the Common Stock into which such Debenture could have been converted immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange would have been entitled. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section 3(c)(iii) upon any conversion following such consolidation, merger, sale, transfer or share exchange. This provision shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges;

                  (iv) If:

                           (A) the  Company  shall  declare a  dividend  (or any
                               other distribution) on its Common Stock; or

                           (B)  the    Company    shall    declare   a   special
                                non-recurring cash dividend redemption of its Common Stock; or

                           (C) the Company shall authorize the grant to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

                           (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company (other than a subdivision or combination of the outstanding shares of Common Stock), any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or


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


                           (E)   the Company  shall  authorize  the voluntary or
                                 involuntary    dissolution,    liquidation   or
                                 winding-up of the affairs of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Debenture, and shall cause to be mailed and faxed to the Holder of the Debenture at his last address and facsimile number set forth in the Debenture at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up; PROVIDED, HOWEVER, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

         (c) Subject to the terms and limitations set forth in the Debenture, the Company covenants and agrees that it shall, at all times, reserve and keep available out of its authorized and unissued Common Stock solely for the purpose of issuance upon conversion of the Debenture as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder of the Debenture, two (2) times such number of shares of Common Stock as shall be issuable upon the conversion of the aggregate principal amount of the outstanding Debenture. The Company covenants that all shares of Common Stock that shall be issuable upon conversion of the Debenture shall, upon issuance, be duly and validly authorized and issued and fully paid and non-assessable.

        (d) No fractional shares of Common Stock shall be issuable upon a conversion hereunder and the number of shares to be issued shall be rounded up to the nearest whole share. If a fractional share interest arises upon any conversion hereunder, the Company shall eliminate such fractional share interest by issuing to the Holder an additional full share of Common Stock.

         (e) The issuance of a certificate or certificates for shares of Common Stock upon conversion of the Debenture shall be made without charge to the Holder for any documentary stamp or similar taxes that may be payable in respect of the issuance or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.


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         (f) The  Debenture  converted  into Common Stock shall be canceled upon conversion.

         (g) On the Maturity Date, the unconverted principal amount of the Debenture and all interest due thereon shall convert automatically into shares of Common Stock at the Conversion Price.

         (h) Each Notice of Conversion shall be given by facsimile or electronic mail to the Company on any business day. Any such notice shall be deemed given and effective upon the transmission of such facsimile or electronic mail at the facsimile telephone number or e-mail address (with printed confirmation of transmission).


         SECTION 4. ABSOLUTE PAYMENT OBLIGATION; LIMITATION ON PREPAYMENT. Except as expressly provided herein, no provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the Maturity Date at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture is a direct obligation of the Company.

         SECTION 7. NO RIGHTS OF STOCKHOLDERS. This Debenture shall not entitle the Holder to any of the rights of a stockholder of the Company, including without limitation, the right to vote on or consent to any action, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

         SECTION 8. LOSS, THEFT, MUTILATION OR DESTRUCTION. If this Debenture shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed Debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed but only upon receipt of an affidavit of such loss, theft or destruction of such Debenture, and, if requested by the Company, an agreement to indemnity the Company in form reasonably acceptable to the Company.

         SECTION 9. GOVERNING LAW. This Debenture shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada without regard to the principles of conflicts of law thereof. Any action to enforce the terms of this Debenture shall be exclusively brought in the state and/or federal courts in the state and county of Nevada. Service of process in any action by the Holder to enforce the terms of this Debenture may be made by serving a copy of the summons and complaint, in addition to any other relevant documents, by commercial overnight courier to the Company.

         SECTION 10 NOTICES. Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted to be given to any party hereunder shall be in writing and shall be deemed duly given only if delivered to the party personally or sent to the party by facsimile or electronic mail upon electronic confirmation receipt (promptly followed by a hard-copy delivered in accordance with this Section 11) or three days after being mailed by registered or certified mail (return receipt requested), with postage and registration or certification fees thereon prepaid, or if sent by nationally recognized overnight courier, one day after being mailed, addressed to the party at its address as set forth below:


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



         SECTION 11. WAIVER. Any waiver by the Company or the Holder of a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Company or the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture in any other occasion. Any waiver must be in writing.

         SECTION 12. INVALIDITY. If any provision of this Debenture is held to be invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is held to be inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

         SECTION 13. TRANSFER; ASSIGNMENT. This Debenture may not be transferred or assigned, in whole or in part, at any time, except in compliance by the transferor and the transferee with applicable federal and state securities laws.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized as of the date first above indicated.

                                      AMERICAN EXPLORATION CORPORATION


Date:  October __, 2009

                                      By:
                                         _______________________________________
                                         Name:
                                         Title: President



                                      Holder


Date: October __, 2009
                                      __________________________________________


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


                              NOTICE OF CONVERSION
                          AT THE ELECTION OF THE HOLDER

(To be Executed by the Holder
in order to Convert the Debentures)

The undersigned hereby irrevocably elects to convert the attached Debenture into shares of Common Stock, par value $0.001 per share (the "Common Stock"), of American Exploration Corporation (the "Company"), according to the provisions hereof, as of the date written below.


Conversion calculations:
                                   _____________________________________________
                                   Date to Effect Conversion


                                   _____________________________________________
                                   Principal Amount of Debenture to be Converted


                                   _____________________________________________
                                   Interest to be Converted or Paid


                                   _____________________________________________
                                   Applicable Conversion Price


                                   _____________________________________________
                                   Number of Shares to be Issued Upon Conversion


                                   _____________________________________________
                                   Signature


                                   _____________________________________________
                                   Name


                                   _____________________________________________
                                   Address


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